Exhibit 99.1

TURTLE BEACH CORPORATION ANNOUNCES PLANNED RETIREMENT OF CFO JOHN HANSON

WHITE PLAINS, N.Y. – August 8, 2024 – Turtle Beach Corporation (Nasdaq: HEAR), a leading gaming headset and accessories brand, today announced that Chief Financial Officer and Treasurer John Hanson, has informed the Company of his intent to retire after an over 45-year career in leadership, operational, and strategic finance roles.  The Company has retained Korn Ferry, an executive recruiting firm, to assist in the search for his successor, and the search will include both external and internal candidates.  Mr. Hanson is expected to remain in his current role until a successor is appointed and to remain with Turtle Beach in an advisory capacity following the successor appointment to support continuity and a smooth transition.

“Throughout his impressive 12-year tenure at Turtle Beach, John played a pivotal role in propelling the Company from a gaming audio business to a global leader providing gamers high-performance accessories, including headsets,” stated Cris Keirn, Turtle Beach’s Chief Executive Officer. “As an invaluable resource and advisor during my transition into the CEO role, John has consistently demonstrated exceptional leadership. The entire Turtle Beach team joins me in extending warm wishes to him and his family as he enters retirement.”

“During my tenure at Turtle Beach, I’ve had the privilege of collaborating with exceptional colleagues on globally renowned brands, contributing significantly to the Company’s position as a leader in the industry,” said John Hanson, Turtle Beach’s Chief Financial Officer.  “Second quarter results with 59% year-over-year revenue growth and an upward revision to our Adjusted EBTIDA guidance demonstrate the Company’s strong position.  As we move forward, I am confident in our well-defined strategy for sustained growth and profitability, ensuring that Turtle Beach remains at the forefront of innovation and success.”

About Turtle Beach Corporation
Turtle Beach Corporation (the “Company”) (www.turtlebeachcorp.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, award-winning PC gaming peripherals, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach

Turtle Beach Corporation Announces CFO John Hanson Will Retire

a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach Corporation acquired Performance Designed Products (www.pdp.com) in 2024. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: HEAR.

Cautionary Note on Forward-Looking Statements
This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions, or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to logistic and supply chain challenges, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public/// filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

Turtle Beach Corporation Announces CFO John Hanson Will Retire

CONTACTS

Investors:
hear@icrinc.com
(646) 277-1285

Public Relations & Media:
MacLean Marshall
Sr. Director, Global Communications
Turtle Beach Corporation
(858) 914-5093
maclean.marshall@turtlebeach.com